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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 29, 2006

                             FII INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)

           Nevada                   000-50662                  98-0977768
(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)             File Number)           Identification No.)

                         1100 Melville Street, 6th Floor
                  Vancouver, British Columbia, V6E 4A6, Canada
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (604) 696-1060


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 29, 2006, Patrizia Leone-Mitchell tendered her resignation as the Director and President of FII International Inc. Ms. Leone-Mitchell has decided to pursue other interests.

On September 29, 2006, Alexander Man-Kit Ngan was appointed as Director of FII International Inc. Mr. Ngan consented to act as Director on the same date. On September 29, 2006, Mr. Ngan was appointed as President of FII International Inc. Mr. Ngan consented to act as President on the same date. Mr. Ngan has served as a Director for Clearant, Inc. (CLRI.OB) since 2005. Mr. Ngan also has served as a Director of Singamas Container Holdings, Ltd. (0716.HK), the world's second largest manufacturer of containers, since July 2003. From 1993 through May 2002, he was a partner at ChinaVest Limited, a private equity investment firm. From May 1998 to October 2001, Mr. Ngan served as President and CEO of OEM manufacturer Zindart Ltd. (Nasdaq: ZNDT). From 1991 to 1993, he was a financial consultant specializing in taking companies public. From 1990 to 1991, Mr. Ngan served as Head of Private Banking in Asia for Royal Bank of Canada. From 1984 to 1990, he served as a Vice President and Director with Chase Manhattan Bank. From 1973 to 1984, he served with The Chase Manhattan Bank, N.A., HK, Bank of British Columbia (now known as the Hong Kong Bank of Canada), Pemberton Securities Ltd. and Canarim Investments, Ltd. Mr. Ngan received a Bachelor of Mathematics from University of Waterloo in Canada.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 5, 2006                 FII INTERNATIONAL INC.

                                       By:    /s/ Alexander Man-Kit Ngan
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                                              Alexander Man-Kit Ngan
                                              President

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